UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 20, 2007 (March 14, 2007)

BEA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22369	77-0394711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

2315 North First Street, San Jose, CA	95131
(Address of Principal Executive Office)	(Zip Code)

(408) 570-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 14, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of BEA Systems, Inc. (the “Company”) awarded cash bonuses to the Company’s executive officers for assisting the Company in achieving its Fiscal 2007 financial goals. Under the Company’s Senior Executive Bonus Plan, the Compensation Committee adopted the Executive Staff Bonus Plan to establish the target bonus amounts and payout criteria for the Company’s Chief Executive Officer and other executive officers. The Compensation Committee determined the bonus amounts as specified in the Executive Staff Bonus Plan based on the achievement of corporate goals, specifically bookings and margin, as well as individual goals. Accordingly, the Compensation Committee awarded the following bonuses, to be paid in the first quarter of Fiscal 2008, to the Company’s principal executive officer, principal financial officer, and its other named executive officers as identified in its most recent Proxy Statement:

Executive Officer	Position	Bonus
Alfred S. Chuang	Chief Executive Officer and President	$929,543

Wai M. Wong	Executive Vice President, Products	$359,423

William M. Klein	Vice President, Corporate Development and Business Planning	$338,354

Mark P. Dentinger	Executive Vice President and Chief Financial Officer	$309,848

Thomas M. Ashburn	Former President, World Wide Sales	$193,655

Mark T. Carges	Executive Vice President, Business Interaction Division	$154,924

In addition to the bonus set forth above, pursuant to Compensation Committee approval, Mr. Ashburn has also received or will receive additional bonuses totaling $90,462 based on the achievement of the Company’s services revenue and margin goals. Similarly, in addition to the bonus set forth above, pursuant to Compensation Committee approval, Mr. Carges has received or will receive additional bonuses totaling $121,639 based on the achievement of certain of the Company’s Business Interaction Division revenue and margin goals, and a discretionary bonus of $37,500 based on the substantial achievement of a second margin goal of the Business Interaction Division. Also, based on the substantial achievement of these Business Interaction Division goals for Fiscal 2007, the Compensation Committee determined in its discretion to accelerate the vesting of the unvested 15,000 shares of a restricted stock unit for 30,000 shares of the Company’s common stock granted to Mr. Carges on December 7, 2005, as provided in the terms of that restricted stock unit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

By:	/s/ Gordon C. Brooks
Gordon C. Brooks
Senior Vice President, Finance and Corporate Controller

Date: March 20, 2007